UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

OVERVIEW

On December 30, 2025, One Stop Systems ("OSS" or the "Company") signed and closed a definitive agreement to sell all assets and operations of its Bressner Technology GmbH ("Bressner" or "OSS GmbH") to Hiper Euro Gmbh ("Hiper") (the "Disposition" or "Separation") for $22.4M, subject to adjustment for final closing working capital balances. The Disposition constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma consolidated financial statements in accordance with Article 11 of Regulation S-X.

BASIS OF PRESENTATION

The historical financial information as of and for the nine months ended September 30, 2025 has been derived from and should be read in conjunction with the historical unaudited condensed consolidated financial statements of One Stop Systems, Inc., included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 5, 2025 and the assumptions outlined in the Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements below. The historical financial information for the years ended December 31, 2024 and 2023 has been derived from and should be read in conjunction with the historical audited consolidated financial statements of One Stop Systems, Inc. (OSS), included in the Company's Annual Report on Form 10-K for the years ended December 31, 2024 and 2023, filed with the SEC on March 19, 2025 and March 21, 2024 respectively, and the assumptions outlined in the Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements below.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2025 and for the years ended December 31, 2024 and 2023 reflect pro forma results of the Company's operations as if the Separation had occurred on January 1, 2023. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025, gives effect to the Separation as if it had occurred on that date.

The unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of the Company, which were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma financial information is based upon available information and assumptions that management considers to be reasonable, and such assumptions have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma condensed consolidated financial statements were prepared for illustrative and informational purposes only and are not intended to represent what the Company's results of operations or financial position would have been had the Separation occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements should not be considered indicative of the Company's future results of operations or financial position. The actual financial position and results of operations may differ significantly from the unaudited pro forma condensed consolidated financial statements presented herein due to a variety of factors.

ONE STOP SYSTEMS, INC. (OSS)
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2025

	Historical (as reported)	Separation of OSS GmbH (a)	Other Transaction Adjustments	Notes	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$6,508,020	$(3,765,771)	$19,553,612	(b)	$22,295,862
Restricted cash	-	-	2,200,000	(c)	2,200,000
Accounts receivable, net	12,024,553	(5,139,138)	-		6,885,415
Inventories, net	15,326,919	(9,673,787)	-		5,653,132
Prepaid expenses and other current assets	2,138,861	(1,392,669)	-		746,192
Total current assets	35,998,353	(19,971,365)	21,753,612		37,780,600
Property and equipment, net	1,519,045	(668,746)	-		850,300
Operating lease right-of use assets	4,012,747	(2,744,865)	-		1,267,883
Deposits and other	38,093	-	-		38,093
Goodwill	1,489,722	(1,489,722)	-		-
Total Assets	$43,057,960	$(24,874,698)	$21,753,612		$39,936,874

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$6,033,999	$(4,018,712)	$-		$2,015,287
Accrued expenses and other liabilities	4,145,292	(1,854,058)	450,000	(d)	2,741,234
Current portion of operating lease obligation	513,093	(299,209)	-		213,884
Borrowing on bank lines of credit	1,000,000	-	-		1,000,000
Current portion of notes payable	1,173,116	(1,173,116)	-		-
Total current liabilities	12,865,500	(7,345,095)	450,000		5,970,405
Deferred tax liability, net	39,781	(39,781)	-	(e)	-
Operating lease obligation, net of current portion	3,812,931	(2,502,068)	-		1,310,863
Total liabilities	16,718,212	(9,886,943)	450,000		7,281,268
Commitments and contingencies
Stockholders’ equity:
Total stockholders’ equity	26,339,748	(14,987,755)	21,303,612	(f)	32,655,605
Total Liabilities and Stockholders' Equity	$43,057,960	$(24,874,698)	$21,753,612		$39,936,873

ONE STOP SYSTEMS, INC. (OSS)
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the nine months ended September 30, 2025

	Historical (as reported)	Separation of OSS GmbH (a)	Pro Forma
Revenue:
Product	$44,032,955	$(24,893,833)	$19,139,123
Customer funded development	1,090,916	-	1,090,916
	45,123,871	(24,893,833)	20,230,038
Cost of revenue:
Product	29,325,649	(18,764,961)	10,560,688
Customer funded development	696,580	-	696,580
	30,022,229	(18,764,961)	11,257,267
Gross profit (loss)	15,101,642	(6,128,871)	8,972,771
Operating expenses:
General and administrative	7,097,346	(1,553,526)	5,543,820
Marketing and selling	6,872,293	(1,974,157)	4,898,135
Research and development	4,330,713	(491,864)	3,838,849
Total operating expenses	18,300,352	(4,019,547)	14,280,805
Income (loss) from operations	(3,198,710)	(2,109,324)	(5,308,034)
Other (expense) income, net:
Interest income	159,240	555	159,795
Interest expense	(42,941)	40,517	(2,424)
Other (expense) income, net	(91,930)	108,330	16,400
Total other (expense) income, net	24,369	149,402	173,771
Income (loss) before income taxes	(3,174,341)	(1,959,922)	(5,134,264)
Provision for income taxes	600,535	(600,535)	-
Net income (loss)	$(3,774,876)	$(1,359,387)	$(5,134,264)

Net income (loss) per share:
Basic	$(0.17)		$(0.24)
Diluted	$(0.17)		$(0.24)

Weighted average common shares outstanding:
Basic	21,675,802		21,675,802
Diluted	21,675,802		21,675,802

ONE STOP SYSTEMS, INC. (OSS)
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2024

	Historical (as reported)	Separation of OSS GmbH (a)	Pro Forma
Revenue:
Product	$51,003,350	$(30,135,550)	$20,867,800
Customer funded development	3,691,009	-	3,691,009
	54,694,358	(30,135,550)	24,558,809
Cost of revenue:
Product	42,953,344	(23,040,166)	19,913,178
Customer funded development	4,022,707		4,022,707
	46,976,051	(23,040,166)	23,935,886
Gross profit (loss)	7,718,307	(7,095,384)	622,923
Operating expenses:
General and administrative	8,971,909	(1,768,281)	7,203,628
Marketing and selling	8,005,982	(2,389,278)	5,616,704
Research and development	4,097,229	(631,152)	3,466,077
Total operating expenses	21,075,120	(4,788,711)	16,286,409
Income (loss) from operations	(13,356,813)	(2,306,672)	(15,663,486)
Other (expense) income, net:
Interest income	477,745	-	477,745
Interest expense	(74,116)	70,089	(4,027)
Other (expense) income, net	45,353	(21,313)	24,040
Total other (expense) income, net	448,982	48,776	497,758
Income (loss) before income taxes	(12,907,831)	(2,257,896)	(15,165,728)
Provision for income taxes	726,502	(723,942)	2,560
Net income (loss)	$(13,634,333)	$(1,533,954)	$(15,168,288)

Net income (loss) per share:
Basic	$(0.65)		$(0.72)
Diluted	$(0.65)		$(0.72)

Weighted average common shares outstanding:
Basic	20,953,397		20,953,397
Diluted	20,953,397		20,953,397

ONE STOP SYSTEMS, INC. (OSS)
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2023

	Historical (as reported)	Separation of OSS GmbH (a)	Pro Forma
Revenue:
Product	$59,200,580	$(32,086,910)	$27,113,670
Customer funded development	1,696,217	-	1,696,217
	60,896,797	(32,086,910)	28,809,887
Cost of revenue:
Product	41,907,604	(24,397,274)	17,510,331
Customer funded development	1,034,571	-	1,034,571
	42,942,175	(24,397,274)	18,544,901
Gross profit (loss)	17,954,622	(7,689,636)	10,264,986
Operating expenses:
General and administrative	9,264,447	(1,953,249)	7,311,198
Impairment of goodwill	5,630,788	-	5,630,788
Marketing and selling	6,651,516	(1,664,941)	4,986,575
Research and development	4,331,024	(517,564)	3,813,460
Total operating expenses	25,877,775	(4,135,754)	21,742,021
Income (loss) from operations	(7,923,153)	(3,553,882)	(11,477,035)
Other (expense) income, net:
Interest income	544,958	-	544,958
Interest expense	(117,774)	119,386	1,612
Employee retention credit	1,716,727	-	1,716,727
Other (expense) income, net	(9,806)	28,893	19,086
Total other (expense) income, net	2,134,105	148,278	2,282,383
Income (loss) before income taxes	(5,789,048)	(3,405,603)	(9,194,651)
Provision for income taxes	927,128	(974,830)	(47,702)
Net income (loss)	$(6,716,176)	$(2,430,773)	$(9,146,949)

Net income (loss) per share:
Basic	$(0.32)		$(0.44)
Diluted	$(0.32)		$(0.44)

Weighted average common shares outstanding:
Basic	20,854,777		20,854,777
Diluted	20,854,777		20,854,777

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(a)
Represents the elimination of the operations, assets, liabilities, and equity of OSS GmbH.
(b)
Reflects the cash consideration received in exchange for the sale of the business, net of certain holdbacks and transaction expenses paid in cash at closing, as follows:

Total purchase consideration	$22,417,422
Escrow	(2,200,000)
Indemnity holdback	(59,310)
Transaction expenses paid at closing	(604,500)
Pro forma adjustment to cash and cash equivalents	$19,553,612

(c)
Reflects amount deposited into an escrow account subject to adjustment and release upon determination of Final Net Working Capital.
(d)
Represents estimated unaccrued one-time transaction costs, which were recorded as an accrual in the unaudited pro forma condensed consolidated balance sheet within accrued and other liabilities. These costs were primarily related to professional fees associated with finance, tax, and legal advisory.
(e)
US deferred tax assets are fully offset by valuation allowance.
(f)
Reflects the effect on total stockholders' equity of the separation adjustments described in footnotes (b) to (d) above.